NORTHERN LIFE
                               ADVANTAGE ANNUITY
              INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
                                   ISSUED BY
                              SEPARATE ACCOUNT ONE
                        NORTHERN LIFE INSURANCE COMPANY

                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1999

         The Company has added another series of Contracts to Separate Account One, effective November 15, 1999. The date of this prospectus in now changed to coincide with the offering of the new series of Contracts. The new series of Contracts is not offered by this Prospectus.

November 15, 1999

              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS